SIXTH AMENDMENT


                  SIXTH AMENDMENT (this "Amendment"), dated as of March __, 2002 among SEABULK INTERNATIONAL, INC. (f/k/a Hvide Marine Incorporated), a corporation existing under the laws of Delaware, as borrower (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and Bankers Trust Company ("BTCo"), as administrative agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                                               W I T N E S S E T H:
                                               - - - - - - - - - -


         WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of December 15, 1999 among the Borrower, the Administrative Agent, the Lenders, Deutsche Bank Securities, Inc., as Lead Arranger and Book Manager, Fortis Capital Corp. (f/k/a MeesPierson Capital Corp.), as Syndication Agent and Co-Arranger, GMAC Commercial Credit and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as Co-Documentation Agents (as amended, modified or supplemented as of the date hereof, the "Credit Agreement");

         WHEREAS, the Borrower has requested an amendment to the Credit Agreement and, subject to the terms and conditions of this Amendment, the Lenders are willing to grant such amendment.

         NOW, THEREFORE, it is agreed:

         1. Section 8.10 of the Credit Agreement is hereby restated in its entirety as follows: "8.10 Minimum Fixed Charge Coverage Ratio. The Borrower will not permit the Fixed Charge Coverage Ratio for any Test Period ended on the last day of a fiscal quarter set forth below to be less than the ratio set forth opposite such fiscal quarter below:


       Fiscal Quarter Ended                                             Ratio
       --------------------                                             -----
         March 31, 2002                                             .85:1.00
         June 30, 2002                                              .85:1.00
         September 30, 2002                                         .85:1.00
         December 31, 2002                                          .85:1.00
         March 31, 2003
         and each fiscal quarter
         of the Borrower thereafter                               1.00:1.00".

         2. Section 8.11 of the Credit Agreement is hereby restated in its entirety as follows: "8.11 Minimum Working Capital Ratio. The Borrower will not permit its Working Capital Ratio on the last day of any fiscal quarter (starting with the fiscal quarter ended on March 31, 2002) to be less than 1.25:1.00."

         3. The Borrower hereby represents and warrants that after giving effect to this Amendment (x) no Default or Event of Default exists on the Sixth Amendment Effective Date (as defined below) and (y) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents shall be true and correct in all material respects on the Sixth Amendment Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

         4. This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

         5. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

         6. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

         7. This Amendment shall become effective on the date (the "Sixth Amendment Effective Date") when each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and, in each case, shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

         8. From and after the Sixth Amendment Effective Date, all references in the Credit Agreement and each of the Credit Documents to the Credit Agreement shall be deemed to be references to the Credit Agreement as modified hereby. This Amendment shall constitute a Credit Document for all purposes under the Credit Agreement and the other Credit Documents.

                                                       * * *


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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.


                                 SEABULK INTERNATIONAL, INC.



                                 By________________________________
                  Name:
                 Title:





                                 BANKERS TRUST COMPANY,
                                    Individually and as Administrative Agent

                                 By________________________________
                  Name:
                 Title:









                                 FORTIS CAPITAL CORP.,



                                 By________________________________
                  Name:
                 Title:









                                 MERRILL LYNCH CAPITAL CORPORATION



                                 By________________________________
                  Name:
                 Title:










                                 GMAC COMMERICAL CREDIT



                                 By________________________________
                  Name:
                 Title:










                        NATIONAL WESTMINSTER BANK PLC

                        By: NatWest Capital Markets Limited, its Agent

                             By: Greenwich Capital Markets, Inc., its Agent


                             By________________________________
                             Name:
                             Title:










             PROVIDENT BANK




                                 By________________________________
                  Name:
                 Title:










                OFFITBANK




                                 By________________________________
                  Name:
                 Title: